UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 27, 2014

SOUTHERN MISSOURI BANCORP, INC.
(Exact name of Registrant as specified in its Charter)

Missouri	000-23406	43-1665523
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

531 Vine Street, Poplar Bluff, Missouri	63901
(Address of principal executive offices)	(Zip Code)

       Registrant's telephone number, including area code:    (573) 778-1800

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))
Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Item 2.02  Results of Operations and Financial Condition

    On October 27, 2014, Southern Missouri Bancorp, Inc., the parent corporation of Southern Bank, issued a press release announcing preliminary first quarter results and a quarterly dividend of $0.17 per common share.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

   Southern Missouri Bancorp, Inc. will host a conference call to review the information provided in the press release referred to above on Thursday, October 30, 2014, at 3:30 p.m., CDT (4:30 p.m., EDT). The call will be available live to interested parties by calling 1-888-339-0709 in the United States (Canada: 1-855-669-9657, international: 1-412-902-4189). Following the call, telephone playback will be available one hour following the conclusion of the call, through November 13, 2014. The playback may be accessed by dialing 1-877-344-7529 (Canada: 1-855-669-9658, international: 1-412-317-0088), and using the conference passcode 10055388.

Item 5.07  Submission of Matters to a Vote of Security Holders

The 2014 Annual Meeting of the stockholders of Southern Missouri Bancorp, Inc. was held on October 27, 2014, in Poplar Bluff, Missouri. Stockholders representing 3,306,824 shares, or 89.7%, of the common shares outstanding as of the September 8, 2014, record date were present in person or were represented at the meeting by proxy. Final voting results are shown below:

(Proposal 1)  The election of the following nominees as directors of the Company, each for a three-year term:

(a)	Ronnie D. Black:
				BROKER
		FOR	WITHELD	NON-VOTES
		2,414,067	154,764	737,993

(b)	Rebecca M. Brooks
				BROKER
		FOR	WITHELD	NON-VOTES
		2,419,908	148,923	737,993

(c)	Dennis C. Robison:
				BROKER
		FOR	WITHELD	NON-VOTES
		2,414,608	154,223	737,993

(Proposal 2)   Advisory (non-binding) vote to approve executive compensation:

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
2,339,015	54,207	175,609	737,993

(Proposal 3)   Amendment to the Articles of Incorporation to increase the number of authorized shares:

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
3,097,987	58,273	6,600	143,964

(Proposal 4)  The ratification of the appointment of BKD, LLP as the Company’s independent auditors for the fiscal year ending June 30, 2015:

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
3,157,764	10,786	138,274	-

On Proposal 1, each of Messrs. Black and Robison and Ms. Brooks was elected for a three-year term to expire in 2017.  The vote required to approve Proposals 2 and Proposal 4 was the affirmative vote of a majority of the votes cast on the proposal.   The vote required to approve proposal 3 was a majority of the shares outstanding and entitled to vote on the matter.  Accordingly, Proposals 2, 3 and 4 were approved.

Item 9.01  Financial Statements and Exhibits

(d)            Exhibits

99.1	Press release dated October 27, 2014

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN MISSOURI BANCORP, INC.

Date: October 28, 2014	By: /s/ Greg A. Steffens Greg A. Steffens President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.                                            Description

99.1	Press Release dated October 27, 2014